SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 14, 1998


                           FIRST WESTERN BANCORP, INC.

             (Exact name of registrant as specified in its charter)



        Pennsylvania                0-13882               25-1461570

       (State or other            (Commission           (IRS Employer
       jurisdiction of            File Number)        Identification No.)
       of incorporation)



101 East Washington Street, New Castle, Pennsylvania              16101

      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number,
including area code:                   (724) 652-8550


                                       N/A
         (Former name or former address, if changed since last report)

      Item 5.     Other Events
      ------------------------

            On December 14, 1998, First Western Bancorp, Inc. ("First Western") and Sky Financial Group, Inc. ("Sky") announced the signing of a definitive agreement to merge (the "Merger"). On December 15, 1998, First Western and Sky entered into a stock option agreement granting Sky the option to purchase up to 19.9% of First Western common stock.

            Under the terms of the Merger, First Western stockholders will receive 1.211 (the "Exchange Ratio") shares of Sky common stock for each First Western share owned as of the effective time of the Merger. The Merger will be a tax-free exchange of common stock and will be accounted for as a "pooling of interests." The Merger has been approved unanimously by the Board of Directors of each of First Western and Sky. The Merger is subject to approval by the stockholders of each of Sky and First Western and is subject to certain regulatory approvals.

            Following the Merger, and upon the receipt of all necessary regulatory approvals, First Western Bank, National Association ("First Western Bank") will be merged with and into one of Sky's banking subsidiaries, The Citizens Banking Company. The Board of Directors of The Citizens Banking Company will include six (6) current members of the First Western Bank board. First Western will also gain two board seats on the Sky Board of Directors.

      Item 7.           Exhibits.
      ---------------------------


            2.1 Agreement and Plan of Merger dated December 14, 1998 by and between Sky and First Western*

            4.1 Stock Option Agreement dated December 15, 1998 by and between Sky and First Western

            99.1 Press Release, dated December 14, 1998, issued by Sky and First Western





            * The registrant hereby agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule to the agreement contained herein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FIRST WESTERN BANCORP, INC.


                                             By: /s/ Kenneth J. Romig
                                             --------------------------------
                                             Name:   Kenneth J. Romig
                                             Title:  Chief Financial Officer


Date:  December 15, 1998

                                  EXHIBIT INDEX


            2.1 Agreement and Plan of Merger dated December 14, 1998 by and between Sky and First Western*

            4.1 Stock Option Agreement dated December 15, 1998 by and between Sky and First Western

            99.1 Press Release, dated December 14, 1998, issued by Sky and First Western




            * The registrant hereby agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule to the agreement contained herein.